UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2013

CNL HEALTHCARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 2, 2013, CNL Healthcare Properties, Inc. (the “Company”) sent correspondence to registered representatives detailing the Company’s plans for implementing a possible new share price for shares of the Company’s common stock in its current public offering. A copy of the correspondence is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01	Other Events

On November 25, 2013, the audit committee of the board of directors of the Company, comprised solely of independent directors (the “Audit Committee”) held a special meeting to formally commence the process for determining the net asset value per share of the Company’s common stock (“NAV”). The Company is electing to estimate its NAV per share as of September 30, 2013, which is approximately two years following the breaking of escrow on its initial public offering of its common stock. The Company believes that a valuation at this time is helpful to (i) provide existing investors and brokers an indication of the estimated value of the Company’s shares based on its acquisitions to date and current portfolio of senior housing and healthcare-related properties; and (ii) furnish potential new investors and broker-dealers with updated information regarding the Company’s performance and assets to facilitate a better understanding of the Company and thereby contribute to the Company’s capital raising efforts under its current public offering.

In connection with the valuation of the Company and determination of its NAV, the Audit Committee reviewed the experience of CBRE Capital Advisors, Inc. (“CBRE Cap”) and approved the engagement of CBRE Cap to assist it in the estimation of our NAV in accordance with the requirements of the April 29, 2013 Practice Guideline of the Investment Program Association. Upon the Audit Committee’s receipt, analysis and consideration of a valuation report from CBRE Cap, which report will include property level and aggregate valuation analyses and a range of net asset values for the Company’s common stock and based on other factors it deems beneficial, the Audit Committee will make a recommendation to the full board of directors of the Company (the “Board”). Based on the valuation and recommendation of the Audit Committee, the Board will then establish a NAV and approve any necessary change to the offering price per share of the Company’s common stock for its current public offering.

The Company currently anticipates announcing the NAV and any change in the offering price per share of the Company’s common stock on or about December 11, 2013. In the event of a change in the share offering price as a result of the valuation, such price change will take effect on the date of the Company’s announcement. Pursuant to the terms of the Distribution Reinvestment Plan (the “DRP”), the Company’s DRP shares will be offered at 95% of the new offering price. Pursuant to the Company’s Redemption Plan, the Board may determine in its sole discretion to amend the Redemption Plan in connection with the announcement of the new offering price or at a later date.

CBRE Group, Inc. (“CBRE”) is a Fortune 500 and S&P 500 company headquartered in Los Angeles, California and one of the world’s largest commercial real estate services and investment firms (in terms of 2012 revenue). CBRE Cap, a FINRA registered broker-dealer and a subsidiary of CBRE, is an investment banking firm that specializes in providing real estate financial services. The Audit Committee elected to engage CBRE Cap, and the Board ratified the engagement of CBRE Cap on

November 26, 2013, based on many factors including but not limited to (i) CBRE Cap’s and its affiliates’ substantial experience in the valuation of assets similar to those owned by the Company and (ii) CBRE Cap experience in undertaking the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions. For preparation of the valuation, the Company will pay CBRE Cap a customary fee for services of this nature, no part of which will be contingent relating to the provision of services or specific findings.

The Company has not engaged CBRE Cap for any other services. However, during the past two years certain affiliates of the Company have engaged affiliates of CBRE primarily for various real estate related services. The Company anticipates that affiliates of CBRE will continue to provide similar real estate related services in the future. Certain other affiliates have engaged or expect to engage CBRE Cap to serve as their third-party valuation advisor. In addition, the Company may in its discretion engage CBRE Cap to assist the Board in future determinations of the Company’s estimated net asset value. The Company is not affiliated with CBRE, CBRE Cap or any of their affiliates. While the Company or other affiliates of the Advisor have engaged and may engage in the future CBRE Cap or its affiliates for commercial real estate services of various kinds, the Company believes that there are no material conflicts of interest with respect to the Company’s engagement of CBRE Cap.

The Board and the Advisor believe that the addition of CBRE Cap as an industry third-party analyst enhances the Board’s ability to make important decisions impacting the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Correspondence to registered representatives dated December 2, 2013

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our website at http://www.cnlhealthcareproperties.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2013		CNL HEALTHCARE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer